UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2024

PHI GROUP, INC.

(n/k/a PHILUX GLOBAL GROUP INC.‚

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2323 Main Street, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 714-793-9227

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHIL	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provide pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On July 5, 2024, Dr. D’ORLEANS DE FRANCE BENEDICT CARL WILLIAM (f/k/a BEN CARL SMET), an individual, with principal residence addresses in Schindellegi-Feusisberg, Switzerland, and in Cutsdean, Cheltenham, United Kingdom (hereinafter referred as the “Consultant” and PHI GROUP INC. (/n/k/a PHILUX GLOBAL GROUP INC.), a corporation duly organized under the laws of the state of Nevada, and re-domiciled under the laws of the State of Wyoming U.S.A., with registered principal business address at N 30 Gould Street, Suite R, Sheridan, WY 82801, represented by Mr. Henry D. Fahman, its Chairman and Chief Executive Officer, hereinafter referred to as “PGG or “the Registrant,” signed a Business Development and Structuring Consultancy Agreement for the Development and Establishment of an International Financial Center in Vietnam and agreed to undertake the followings:

RECITALS

WHEREAS, the Company has been desirous of establishing an integrated Asian Diamond Exchange and International Financial Center in Vietnam.

WHEREAS, the Consultant has been leading full-time a group of experts since January 2018 for the setup of the Asian Diamond Exchange (“ADE”) in Vietnam for the Company and has entered into a separate Business Development and Structuring Consultancy Agreement with the Company for this Asian Diamond Exchange project.

WHEREAS, recently, the Consultant has started a structuring project, in order for the Company to set up and establish an International Financial Center on the Thanh Da Peninsula, Ho Chi Minh City, Vietnam in conjunction with the afore-mentioned Asian Diamond Exchange project. This will be similar as what the Consultant has established successfully for Dubai in 2002-2005 and is now incorporating the international changes of the last two decades together with combined information and data from another leading international financial center in Europe.

NOW THEREFORE, in consideration of the terms, promises, conditions and mutual covenants herein contained, and each intending to be legally bound hereby, the Consultant and Company are parties to this Agreement and agree as follows:

A.	Business Development and Structuring Consultancy Services. The Consultant has provided and will continue to provide the business development and structuring consulting services mentioned in the foregoing Recitals and any other services that may be required to assist the Company to successfully plan, design, develop, establish, and operate the International Financial Center in Vietnam.

The Consultant will continue to advise, assign, undertake, execute and implement, as the case may be, all the next necessary steps to be taken to make the International Financial Center in Vietnam a success, which involves a comprehensive set of key requirements spanning legal, regulatory, infrastructural, and strategic aspects as outlined below:

I.	Legal and Regulatory Framework

1.	Robust Legal System: A transparent and reliable legal system that enforces contracts and property rights effectively.

2.	Effective Regulatory Environment: A regulatory framework aligned with international standards that ensures fair and efficient market operations.

3.	Favorable Tax Policies: Competitive tax regimes, including low corporate taxes, double taxation treaties, and incentives for foreign investors.

4.	AML and CTF Compliance: Strong anti-money laundering (AML) and counter-terrorist financing (CTF) measures in place, compliant with global standards.

II.	Economic and Financial Stability

1.	Macroeconomic Stability: A stable economic environment with low inflation, sustainable public debt, and consistent economic growth.

2.	Sound Financial Sector: A diverse and well-regulated financial services sector, including banking, insurance, asset management, and fintech.

3.	Developed Capital Markets: Liquid and efficient capital markets offering a range of investment instruments.

III.	Infrastructure

1.	High-Quality Physical Infrastructure: Modern office spaces, reliable utilities, and efficient transportation networks.

2.	Advanced Technological Infrastructure: Robust IT and telecommunications infrastructure, supporting digital transactions and cybersecurity.

3.	International Connectivity: Excellent connectivity through international airports, seaports, and internet.

IV.	Human Capital

1.	Skilled Workforce: Access to a highly educated and skilled workforce, particularly in finance, law, and technology.

2.	Ongoing Professional Development: Continuous training and development programs to keep the workforce competitive.

3.	High Quality of Life: High standards of living, healthcare, education, and social amenities to attract and retain international talent.

V.	Institutional Support

1.	Effective Regulatory Bodies: Independent and efficient regulatory authorities overseeing financial activities and ensuring compliance.

2.	Presence of Major Financial Institutions: Establishment of key international banks, insurance companies, asset managers, and professional services firms.

3.	Supportive Professional Services: Availability of legal, accounting, consulting, and other professional services.

VI.	Political and Social Stability

1.	Political Stability: A stable and predictable political environment.

2.	Good Governance: High levels of transparency, accountability, and ethical practices in both public and private sectors.

3.	Cultural Openness: A welcoming environment for international businesses and professionals, promoting diversity and inclusivity.

VII.	Strategic Positioning

1.	Global Integration: Active participation in international financial networks and adherence to global financial standards.

2.	Market Access: Easy access to regional and international markets.

3.	Effective Branding and Promotion: Strong marketing strategies to position the IFC as a leading global financial hub.

VIII.	Risk Management and Compliance

1.	Robust Risk Management: Comprehensive risk management frameworks to handle financial, operational, and systemic risks.

2.	Compliance Mechanisms: Efficient systems to ensure adherence to local and international regulations and standards.

IX.	Innovation and Sustainability

1.	Commitment to Sustainability: Policies promoting environmental sustainability and green finance.

2.	Encouragement of Innovation: Support for fintech and financial innovation through regulatory sandboxes and incentives.

X.	International Relations

1.	Bilateral and Multilateral Agreements: Strategic treaties and agreements to facilitate international trade and investment.

2.	Strong Diplomatic Relations: Maintaining robust diplomatic ties with key global economies and financial centers.

B.	Purpose of Engagement. The Company is desirous of achieving the above-mentioned objectives to enable it to implement its business plan. The engagement will be on an exclusive basis.

C.	Term of Engagement/Termination. The term of our engagement hereunder shall be for a period of two (2) years (“Engagement Period”) commencing the date of the signing of this Agreement. However, it is both Parties’ intention and commitment to complete this undertaking within six (6) months of the effective date and after the Free Economic Zone on Thanh Da Island, Ho Chi Minh City, subject to satisfaction of mutual and financial obligations by both Parties.

During the term of this agreement:

1.	The Company will have the right to terminate (the “Termination”) the Consulting Service Agreement by providing 60 days prior written notice to Consultant.

2.	The Consultant will have the right to terminate the Consulting Service Agreement by providing 60 days prior written notice to Company.

D.	Role of Consultant. Consultant will act as the Company’s exclusive Consultant with respect to the scope of services mentioned in the Recitals and Article A above.

E.	Compensation and Payment. Both parties agree that the Company shall pay the Consultant a total of Fifteen Million U.S. Dollars (USD 15,000,000) for the services that have been rendered in the Recitals appertaining exclusively to the establishing of the aforementioned International Financial Center on Thanh Da Island as set forth in Article A above. The schedule of compensation payments shall be mutually agreed upon by both Parties by private agreement.

Once the Company has effectuated all budgeting and all financial requirements and obligations, the ongoing process will effectively materialize, and the Consultant then shall transfer the entire IFC venture to the Company.

The Parties hereto have executed this Business Development and Structuring Consultancy Agreement for the Development and Establishment of an International Financial Center in Vietnam by their authorized representatives as of the date first above written. This Agreement shall be effective upon signing and shall terminate in writing by the Parties.

The foregoing description of the nature and essential points of the Business Development and Structuring Consultancy Agreement for the Development and Establishment of an International Financial Center in Vietnam dated July 5, 2024 between Dr. D’ORLEANS DE FRANCE BENEDICT CARL WILLIAM (f/k/a BEN CARL SMET) and PHI Group, Inc. (n/k/a Philux Global Group Inc.) is qualified in its entirety by reference to the full text of said Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITS

Item 9.01 Financial Statements and Exhibits

The following is a complete list of exhibit(s) filed as part of this Report.

Exhibit number(s) correspond to the number(s) in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

10.1	Business Development and Structuring Consultancy Agreement for the Development and Establishment of an International Financial Center in Vietnam dated July 5, 2024 between Dr. D’ORLEANS DE FRANCE BENEDICT CARL WILLIAM (f/k/a BEN CARL SMET) and PHI Group, Inc. (n/k/a Philux Global Group Inc.)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2024

PHI GROUP, INC. (a/k/a Philux Global Group, Inc.)
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO